UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 9, 2023

White River Energy Corp

(Exact name of registrant as specified in its charter)

Nevada	333-268707	45-3797537
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

609 W/ Dickson St., Suite 102 G
Fayetteville, AR	72701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 203-5610

N/A

(Former name or former address, if changed since last report.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Consulting Agreement

On October 9, 2023, White River Energy Corp (the “Company,” “we,” “our” or “us”) entered into an amendment to the Consulting Agreement dated December 16, 2022, with Centrecourt Asset Management LLC (“Centrecourt”) and Smithline Family Trust I (the “Shareholder”), pursuant to which the parties agreed as follows: (i) the Consulting Agreement was amended to provide that Centrecourt or its designee(s) are entitled to receive 446,702 shares of common stock and 243.933 shares of a newly designated Series D Convertible Preferred Stock (the “Series D”) convertible into 1,219,965 shares of common stock (subject to adjustment as provided in the Consulting Agreement as amended), rather than 1,666,667 shares of common stock, and (ii) the Shareholder exchanged 1,219,965 of the shares of common stock it held for the 243.933 shares of Series D issuable under the Consulting Agreement as amended, convertible into an equivalent number of shares of common stock. Under the terms of the Series D, which are summarized in the Company’s Current Report on Form 8-K filed on October 11, 2023, the Series D is convertible into the Company’s common stock, subject to a 4.99% beneficial ownership limitation. As a result of the foregoing, each of the Shareholder and Richard Smithline, an affiliate of the Shareholder, is no longer a 5% beneficial owner of the Company’s common stock.

The foregoing description of the terms of the amendment to the Consulting Agreement and Series D does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment and the Certificate of Designation for the Series D, copies of which are filed as Exhibit 10.1 to this Current Report on Form 8-K and Exhibit 4.1 to the Current Report on Form 8-K filed on October 11, 2023, respectively.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated by reference into this Item 3.02. The transaction was exempt from registration pursuant to Section 3(a)(9) of the Securities Act of 1933, and Section 4(a)(2) of the Securities Act of 1933 and Rule 506(b) of Regulation D promulgated thereunder.

Item 8.01 Other Information.

As a result of the transactions described in Item 1.01, the number of shares of the Company’s common stock outstanding as of October 12, 2023 is 17,912,335 shares. The Company’s principal stockholders table after giving effect to the events described in this Current Report on Form 8-K is set forth below.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of October 12, 2023 for:

●	each of our directors;
●	each of our executive officers;
●	all of our current directors and executive officers as a group; and
●	each person, entity or group, who beneficially owned more than 5% of each of our classes of securities.

We have based our calculations of the percentage of beneficial ownership on 17,912,335 shares of our common stock outstanding as of October 12, 2023, which does not include the 42,253,521 shares of common stock issuable upon conversion of the outstanding Series A Convertible Preferred Stock (the “Spin-Off Shares”). This amount also does not give effect to any exercises of outstanding warrants or conversion of outstanding shares of convertible preferred stock. We have deemed shares of our common stock subject to derivative securities that are currently exercisable or convertible within 60 days of October 12, 2023 to be outstanding and to be beneficially owned by the person holding the derivative securities for the purpose of computing the percentage ownership of that person. Unless otherwise indicated, the principal business address for each of the individuals and entities listed below is our offices Arkansas.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership Common Stock Included*	Percentage of Common Stock Beneficially Owned
Randy May(1)	1,587,063	8.9%
Jay Puchir(2)	1,487,063	8.3%
Richard Horgan (3)	1,587,063	8.9%
Danny Hames(4)	55,711	*
James Cahill(5)	55,711	*
Greg Landis(6)	55,711	*
Alisa Horgan(7)	—	*
All officers and directors as a group (7 persons)	3,241,259	18.1%

5% or more Stockholders
May Family Foundation(8)	1,587,063	8.9%

Mark Pearson (9)	1,340,020	7.5%
Michael P. Lewis TOD DTD 03/10/2022(10)	1,486,174	8.3%

*	Less than 1%.
(1)	May. Mr. May is our Chief Executive Officer and Chairman of the Board. Represents shares held by The May Family Foundation, which Mr. May may be deemed to beneficially own as his niece is a control person of that entity. See footnote (8) below.
(2)	Puchir. Mr. Puchir is our Chief Financial Officer. Represents shares of common stock held by Atikin Investments LLC and Overcoming the Odds Foundation, entities over which Mr. Puchir holds voting control.
(3)	Horgan. Mr. Horgan is our former Chairman of the Board and Chief Executive Officer.
(4)	Hames. Mr. Hames is a director of the Company.
(5)	Cahill. Mr. Cahill is a director of the Company.
(6)	Landis. Mr. Landis is a director of the Company.
(7)	Horgan. Ms. Horgan is a director of the Company. She disclaims any beneficial ownership in the common stock held by her husband, Richard Horgan.
(8)	May Family Foundation. Elizabeth Boyce is the managing member of the May Family Foundation and exercises voting and dispositive control over the securities.
(9)	Mark Pearson. Address is 8674 Eagle Creek Circle, Minneapolis, MN 55378. Consists of (i) 600,000 shares of common stock held by Mr. Pearson, (ii) 418,272 shares of common stock held by Nepsis, Inc., an entity which Mr. Pearson controls, and (iii) 321,748 shares of common stock held by the Trust Agreement of Julie L. Pearson U/A 12/28/05 (the “Trust”), a trust in which Mr. Pearson is a co-trustee with his wife, Julie Pearson. Does not include a total of 1,480,040 shares of common stock underlying Warrants held by these entities, which are subject to a 4.99% beneficial ownership limitation. Also does not include a total of 115,830 shares of common stock held or beneficially owned by Mr. Pearson’s adult children. Mr. Pearson disclaims beneficial ownership over the shares of common stock held by the Trust and the shares of common stock owned by his children.
(10)	Michael P. Lewis TOD DTD 03/10/2022. Address is 8674 Eagle Creek Cir, Savage, MN 55378. Michael P. Lewis is the control person and holds voting and dispositive control over these shares.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit
10.1	Amendment to Consulting Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

White River Energy Corp

Date: October 13, 2023	By:	/s/ Randy May
	Name:	Randy May
	Title:	Chief Executive Officer